--------------------- ----------------------------------------------------------
Shareholder:          ALAMO SAMPLE CARD FOR
                      MATRIX ADISORS VALUE FUND, INC.
                      280 OSER AVE
                      HAUPPAUGE, NY 11788
--------------------- ----------------------------------------------------------
Account:              1234567890 / 562-XXXX-XXXX-000
--------------------- ----------------------------------------------------------
Previous vote:        NO PREVIOUS VOTE COLLECTED
--------------------- ----------------------------------------------------------

--------------------- ----------------------------------------------------------

                        Matrix Advisors Value Fund, Inc.

---------------------------------------------------------------------- --------------------------------------
                    Applicable Campaign Proposal                       Mark - Board Recommended
---------------------------------------------------------------------- --------------------------------------
1. To approve the agreement and plan of reorganization between the     __For    __Against         __Abstain
Fund and Strong Equity Funds II, Inc., on behalf of the Strong
Matrix Value Fund, and the transactions contemplated thereby as described in the accompanying Proxy Statement/Prospectus.
---------------------------------------------------------------------- --------------------------------------
To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
---------------------------------------------------------------------- --------------------------------------
                                                                       Voting Instructions
---------------------------------------------------------------------- --------------------------------------

[image of envelope] Enter your e-mail address here if you would like an e-mail confirmation of your vote. _______________

Your answer has been marked according to your last recorded vote. Please change as appropriate before submission. If you have questions regarding the proposal, please call (866) 204-6490.

                                            [Cancel button]   [Vote Now! Button]

THANK YOU. YOUR VOTING INSTRUCTIONS HAVE BEEN SUBMITTED FOR PROCESSING.

IF NECESSARY, YOU CAN REVISIT THE INTERNET VOTING SITE AT ANY TIME BEFORE THE MEETING ON TUESDAY, OCTOBER 14, 2003 AT 2:00 PM[ET] TO SUBMIT NEW VOTING INSTRUCTIONS.

This is a summary of your voting instructions for the Matrix Advisors Value Fund. You may print this page for your records.

                        Matrix Advisors Value Fund, Inc.

-------------------------------------------------------------------------------------------------------------
INSTRUCTIONS SUBMITTED ON (WEEKDAY, MONTH, DAY, YEAR) AT (TIME)
TRANSACTION CODE: 999999999-9999999
---------------------------------------------------------------------------- --------------------------------
1. To approve the agreement and plan of reorganization between the Fund           [VOTING INSTRUCTION]
and Strong Equity Funds II, Inc., on behalf of the Strong Matrix Value
Fund, and the transactions contemplated thereby as described in the accompanying Proxy Statement/Prospectus.
---------------------------------------------------------------------------- --------------------------------
To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
---------------------------------------------------------------------------- --------------------------------

[IMAGE OF CLIPBOARD] IF YOU WISH TO VOTE ANOTHER CARD, PLEASE CLICK HERE.

The undersigned shareholder of the Matrix Advisors Value Fund, Inc. (the "Fund"), hereby appoints David A. Katz and Douglas S. Altabef, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Shareholders of the Fund to be held at 747 Third Avenue, 31st Floor, New York, NY 10017 on Tuesday, October 14, 2003 at 2:00 p.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement/Prospectus and revokes any proxy heretofore given with respect to such meeting.

                              QUESTIONS AND ANSWERS
                    FOR AGREEMENT WITH MATRIX ASSET ADVISORS


Q:   ARE WE ENTERING INTO AN AGREEMENT WITH MATRIX ASSET ADVISORS, INC.?
A: On August 1, 2003, the Board of Directors of Matrix Advisors Value Fund, Inc. and the Strong Fund's Board of Directors, respectively, approved submitting to shareholders separate proposals that include the following changes:

     o The Matrix Advisors Value Fund, managed by David A. Katz, will reorganize into the Institutional Class of the new Strong Matrix Value Fund.

                                REORGANIZES INTO:
     Matrix Advisors Value Fund               Strong Matrix Value Fund -
                                                Institutional Class

     o The Portfolio Manager for the Strong Advisor U.S. Value Fund will be David A. Katz of Matrix Asset Advisors, Inc. (Matrix) through a subadvisory agreement between Matrix and Strong.

                             SUBADVISORY AGREEMENT:

    Strong Advisor U.S. Value Fund             Matrix Asset Advisors, Inc.


Q:   WHAT IS THE TIMELINE FOR THE REORGANIZATION?
A: The reorganization of the Matrix Advisors Value Fund into the Strong Matrix Value Fund, if approved by shareholders, would be effective shortly after the shareholder meeting currently scheduled for October 14, 2003.

Q:   WHAT IS THE TIMELINE FOR THE SUBADVISORY AGREEMENT?
A: The new subadvisory agreement, if approved by shareholders, would be effective shortly after the shareholder meeting currently scheduled for October 31, 2003.

Q: HOW MUCH EXPERIENCE DOES THE LEAD PORTFOLIO MANAGER OF MATRIX ASSET ADVISORS HAVE?
A:   David A. Katz has 17 years investment experience.

Q:   WHAT IS THE INVESTMENT STYLE USED BY MATRIX ASSET ADVISORS?
A: Mr. Katz and his team employ a value process to uncover a diversified portfolio of companies trading at a substantial discount to their business value. Mr. Katz uses proprietary quantitative screening models and employs in-depth fundamental qualitative analysis as part of his disciplined approach to managing money.

Q: WHY HAS IT BEEN RECOMMENDED THAT THE MATRIX ADVISORS VALUE FUND REORGANIZE INTO THE STRONG MATRIX VALUE FUND?
A: If approved, the Fund will fit with Strong's investment model that is structured around independent teams of investment managers organized by asset class. Matrix Asset Advisors will fill a need in our equity lineup and has demonstrated the ability to add value through its proven investment discipline. The Fund has an outstanding track record as evidenced by it being in the top 1% of funds within its Morningstar category over five years (large blend) and a 5-star rating, as of 6/30/03.

Q:   HOW  WILL   CURRENT   MATRIX   FUND   SHAREHOLDERS   BE   AFFECTED  BY  THE
     REORGANIZATION?
A: Existing Fund shareholders should benefit from becoming a part of a widely respected fund family with a reputation for high-quality shareholder service. There will be no material change in the portfolio management of the Fund.

MATRIX VALUE ADVISORS FUND, INC. - INBOUND PHONE SCRIPT

GOOD _____________ (MORNING, AFTERNOON, EVENING), THIS IS THE PROXY SERVICES CENTER, MY NAME IS ____________(FIRST NAME), YOU ARE ON A RECORDED LINE, HOW MAY I HELP YOU?

THE SHAREHOLDER IS MOST LIKELY CALLING IN TO ASK YOU QUESTIONS OR TO VOTE. THEY SHOULD HAVE THEIR PROXY PACKAGE HANDY. ASK THEM TO READ YOU THE CONTROL NUMBER ON THEIR PROXY CARD SO YOU CAN IDENTIFY WHAT TYPE OF SHAREHOLDER IS CALLING IN.

ADDRESS THE SHAREHOLDERS  NEEDS, AFTER YOU HAVE ANSWERED THEIR QUESTIONS YOU MAY
SAY: IF IT IS CONVENIENT FOR YOU, I CAN RECORD YOUR VOTE OVER THE TELEPHONE RIGHT NOW. IS IT CONVENIENT?

IF THE SHAREHOLDER IS WILLING TO VOTE OVER THE PHONE CONTINUE AS FOLLOWS: THIS CALL IS BEING RECORDED TO ENSURE THE ACCURACY OF YOUR VOTE.

MAY I PLEASE HAVE YOUR CONTROL NUMBER (THAT IS THE 14 DIGIT CONTROL NUMBER PRINTED ON YOUR PROXY CARD).

MAY I PLEASE HAVE YOUR NAME AND STREET ADDRESS?

THE PROPOSAL HAS BEEN REVIEWED BY THE BOARD AND, AFTER CONSIDERATION, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. WOULD YOU LIKE TO VOTE FOR THE PROPOSAL? IF THE SHAREHOLDER DOES NOT WISH TO VOTE AS THE BOARD RECOMMENDS THEN READ THEM THE PROPOSAL AND ASK IF THEY WOULD LIKE TO VOTE FOR, AGAINST OR ABSTAIN ( YOU MAY DO THIS BY CLICKING ON YOUR VOTE NOW LINK).

YOUR VOTE HAS BEEN RECORDED. YOU HAVE VOTED ______, IS THAT CORRECT?

IN THE NEXT 72 HOURS A CONFIRMATION WILL BE MAILED TO YOU.

IS THERE ANYTHING ELSE TODAY?

IF THE SHAREHOLDER HAS A NON-RELATED PROXY QUESTION, YOU MAY TRANSFER THEM TO MATRIX FUND AT 1-800-366-6223. IF THEY ASK QUESTIONS ABOUT OTHER THINGS RELATED TO STRONG FUNDS, PLEASE TRANSFER THEM TO STRONG FUNDS AT 1-800-368-3863.

THANK YOU FOR CALLING.

OUTBOUND PHONE SCRIPT - MATRIX ADVISORS VALUE FUND, INC.

Hello, my name is____________ and I am calling on behalf of the Matrix Advisors Value Fund, Inc. May I please speak with____________________.

Thank you for taking my call.

I am calling to let you know that a meeting will be held on October 14, 2003 for shareholders to vote on an important proposal for the Matrix Advisors Value Fund, Inc. Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your wishes.

Have you received your package containing this information?

Are you familiar with the proposal? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name, street address and last four digits of your social security number?

The  Board  of  Directors  has  unanimously   approved  the  Reorganization  and
recommends a vote "FOR" the proposal. Would you like to vote as the Board recommends?
(IF THE SHAREHOLDER DOES NOT WISH TO VOTE AS THE BOARD RECOMMENDS THEN ASK THEM IF THEY WOULD LIKE TO VOTE ON EACH INDIVIDUAL PROPOSAL AND REVIEW EACH PROPOSAL WITH THEM - YOU CAN DO THIS BY CLICKING ON THE VOTE NOW LINK TO REVIEW THEIR VOTE CARD)

Your vote has been recorded. You have voted_______, is that correct?

In the next 72 hours a confirmation of your vote will be mailed to you. Thank you for your time.

IF THE SHAREHOLDER HAS A NON-RELATED PROXY QUESTION, YOU MAY TRANSFER THEM TO MATRIX FUND AT 1-800-366-6223. IF THEY ASK QUESTIONS ABOUT OTHER THINGS RELATED TO STRONG FUNDS, PLEASE TRANSFER THEM TO STRONG FUNDS AT 1-800-368-3863.

                              A L A M O D I R E C T
              MATRIX / WO#13562: TOUCH-TONE TELEPHONE VOTING SCRIPT
                            APPLICATION: "NEW APP 4"
         PASSWAVE: X:\PERIPHONICS\TT_SPEECH_FILES\MMDDYY\MMDDYYUBS13559A
               REMINDER CALL WAVE: X:\PERIPHONICS\REMINDER_CALLS\
              "MATRIX ADVISORS VALUE FUND, INC. " (PSID 01) (FID01)
        CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
                           EXPECTED MAIL DATE: 9/12/03
                 MEETING DATE: 10/14/03 AT 2:00 PM EASTERN TIME
                   TEST CONTROL NUMBER (S): 562 99999 001 XXX

OPENING:
WHEN CONNECTED TO THE TOLL-FREE  NUMBER  1-866-241-6192,  THE  SHAREHOLDER  WILL
HEAR: "WELCOME! PLEASE ENTER THE CONTROL NUMBER LOCATED ON YOUR PROXY CARD."

WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:
"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE MATRIX ADVISORS VALUE FUND, INC."
"THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL."

"PROPOSAL 1:   TO VOTE FOR PRESS 1.      AGAINST PRESS 9.      ABSTAIN PRESS 0."


"TO HEAR HOW YOU HAVE VOTED, PRESS 1."      "TO CANCEL ALL YOUR VOTES, PRESS 2."
"TO SAVE HOW YOU HAVE VOTED, PRESS 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"YOUR VOTES WILL BE SAVED AUTOMATICALLY SHOULD YOU DECIDE TO HANG UP DURING VOTE PLAYBACK."

"YOUR VOTES HAVE BEEN CAST AS FOLLOWS (THE SHAREHOLDER'S VOTE FOR THAT PROPOSAL IS GIVEN)"

"TO HEAR HOW YOU HAVE VOTED, PRESS 1."      "TO CANCEL ALL YOUR VOTES, PRESS 2."
"TO SAVE HOW YOU HAVE VOTED, PRESS 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:
"YOUR VOTES HAVE BEEN CANCELED." "IF YOU WOULD LIKE TO START THE VOTING PROCESS AGAIN, PRESS 1 NOW." "TO END THIS CALL, PRESS 0 NOW."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:
"YOUR VOTES HAVE BEEN SAVED." "IF YOU WOULD LIKE TO START THE VOTING PROCESS AGAIN, PRESS 1 NOW." "TO END THIS CALL PRESS 0 NOW."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL HE/SHE WILL HEAR: "THANK YOU FOR VOTING."

CALL IS TERMINATED.